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                                                                      Exhibit 10

                     FORM OF MORTGAGE MODITICATION AGREEMENT

                            MONRO MUFFLER BRAKE, INC.

                                       and

                            THE CHASE MANHATTAN BANK

                        -------------------------------

                         MORTGAGE MODIFICATION AGREEMENT
                        -------------------------------
                                   $XXXXXXXXXX

                          Dated as of October 11, 1996

                        -------------------------------

                        Street Address: XXXXXXXXXXXXXXXX

                                        XXXXXXXXXXXXXXXX

                        -------------------------------

                        AFTER RECORDING PLEASE RETURN TO:
                        ---------------------------------

                       Nixon, Hargrave, Devans & Doyle LLP
                                 Clinton Square

                            Rochester, New York 14603
                        Attention: Real Estate Department

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                         MORTGAGE MODIFICATION AGREEMENT
                         -------------------------------

                  THIS AGREEMENT, dated as of October 11, 1996, is between MONRO MUFFLER BRAKE, INC., a New York corporation having its principal office at 200 Holleder Parkway, Rochester, New York ("Mortgagor"), and THE CHASE MANHATTAN BANK, a New York banking corporation having an office at One Chase Square, Rochester, New York 14643, as successor by merger to The Chase Manhattan Bank, N.A. ("Mortgagee").

                                    RECITALS
                                    --------

                  WHEREAS, Mortgagor is the owner of certain real property known as XXXXXXXXXXXXXXXXXXXXX in the XXXXXXXXXXXXXXXXX, XXXXX County, XXXX which is more particularly bounded and described in SCHEDULE "A" attached hereto (the
                                           -----------
"Premises"); and

                  WHEREAS, Mortgagee is the owner and holder of certain mortgages covering the Premises which are more particularly described in SCHEDULE "B" attached hereto (collectively, the "Mortgage"), upon which there
------------
now remains unpaid the aggregate principal sum of $XXXXXXX; and

                  WHEREAS, Mortgagor and Mortgagee now desire to modify and amend the payment terms of the notes, bonds or other obligation secured by the Mortgage (collectively, the "Note");

                  NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                  1. Mortgagor certifies that there is now due and owing on the Note and secured by the Mortgage, without offset or defense of any kind, the unpaid principal sum of XXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX DOLLARS ($XXXXXXXXXX), in lawful money of the United States of America.

                  2. The terms, conditions, provisions, covenants, agreements, warranties and privileges, including prepayment privileges, if any, contained in the Note are hereby modified and amended as hereafter set forth:

                    (a) The definition of "Libor Rate" contained on page 3 of
                                           ----- ----
               the Note is hereby replaced in its entirety by the following:

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                           "Libor Rate" means a rate per annum determined by the
                           Bank to be equal to the sum of (i) 100 basis points, plus (ii) the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) quoted by the Reference Bank at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two Business Days prior to the first day of each Interest Period for the offering by the Reference Bank to leading banks in the London interbank market of Dollar deposits having a term equal to the Interest Period and in a principal amount comparable to the Loan.

     3. In all other respects, the terms and conditions of the Note and the Mortgage shall remain the same and are hereby ratified, confirmed and approved.

     IN WITNESS WHEREOF, Mortgagor and Mortgagee have caused this Agreement to be duly executed as of the day and year first above written.

                                     MONRO MUFFLER BRAKE, INC.

                                     By:______________________________

                                        Catherine D'Amico

                                        Vice President of Finance

                                     THE CHASE MANHATTAN BANK

                                     By:______________________________

                                        Philip M. Hendrix

                                        Vice President

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         STATE OF NEW YORK )

                                    :  SS.:

         COUNTY OF MONROE  )

                  On this __ day of October, 1996, before me personally came CATHERINE D'AMICO, to me known, who, being by me duly sworn, did depose and say that she resides at 200 Holleder Parkway, Rochester, New York; that she is the Vice President of Finance of MONRO MUFFLER BRAKE, INC., the corporation described in and which executed the within instrument; and that she signed her name thereto by authority of the Board of Directors of said corporation.


                                    ------------------------------

                                                     Notary Public

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         STATE OF NEW YORK )

                                    :  SS.:

         COUNTY OF MONROE  )

               On this __ day of October, 1996, before me personally came PHILIP
M. HENDRIX, to me known, who, being by me duly sworn, did depose and say that he resides at 37 Stoneham Drive, Rochester, New York; that he is a Vice President of THE CHASE MANHATTAN BANK, the New York banking corporation described in and which executed the within instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.

                                        ------------------------------

                                                         Notary Public

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                                  SCHEDULE "A"
                                  ------------

                    METES AND BOUNDS DESCRIPTION OF PREMISES
                    ----------------------------------------

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                                  SCHEDULE "B"
                                  ------------

                           DESCRIPTION OF THE MORTGAGE
                           ---------------------------

     Mortgage and Security Agreement given by Monro Muffler Brake, Inc. to The Chase Manhattan Bank, N.A. to secure the principal sum of $XXXXXXX, dated as of January 1, 1993 and recorded in the XXXXXXXX County Clerk's Office on XXXXXXXXXXXXXXXXX.

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